Supplement, dated August 2, 2005, to the
                        Prospectuses, dated May 2, 2005,
              of Seligman Income and Growth Fund, Inc. (the "Fund")

Effective October 10, 2005, except for the final five paragraphs thereof, the information contained under the caption "Principal Investment Strategies" is deleted in its entirety and replaced with the following:

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund allocates its assets between equity securities and fixed-income securities. Securities are carefully selected in light of the Fund's investment objective and are diversified among many different types of securities and market sectors. The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions.

      Equity Securities

Equity securities in which the Fund may invest include: common stocks, including real estate investment trusts (REITs); securities convertible into common stocks; preferred stocks; and American Depositary Receipts ("ADRs"). REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent securities of foreign issuers.

Equity securities are chosen using an investment strategy, consisting of: analytical security evaluation; fundamental analysis; and portfolio construction. The final equity portfolio composition, therefore, is a reflection of these analytical and qualitative techniques.

Security Evaluation. The investment manager applies analytical techniques to evaluate a broad universe of stocks based on a number of factors. The factors may include projected earnings, earnings surprise forecasts, projected cash flow, price momentum, historical income and balance sheet items, and other factors.

Fundamental Analysis. In addition to evaluating analytical measures, the investment manager applies traditional fundamental research to gather qualitative information. This means the investment manager concentrates on individual company fundamentals, focusing on companies that the investment manager believes are well managed and possess the opportunity for earnings growth. With respect to REITs, the investment manager may evaluate several additional factors affecting a company including, but not limited to, the quality of properties underlying the applicable REIT, changes in real estate market conditions, tactical shifts among property sectors and local market conditions that may affect these companies.

Portfolio Construction. During the course of the security evaluation and fundamental analysis discussed above, the investment manager assigns weightings to the stocks being considered for investment. The investment manager considers the risk and expected return of each individual stock as well as the overall portfolio. The manager also evaluates exposure by sector, industry, market capitalization and other categories.

The Fund generally sells an equity security if the investment manager believes its target price has been reached, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

      Investment Grade Securities

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody's Investors Service ("Moody's"), Standard & Poor's Rating Services ("S&P") or Fitch Ratings, or are securities deemed by the investment manager to be of comparable quality (collectively, "Investment Grade Securities"). They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

In selecting Investment Grade Securities, the Fund's investment approach combines macroeconomic analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. The investment manager considers the trends in the fixed-income market and evaluates the long-term trends in interest rates. If the investment manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities (securities with longer maturities typically offer higher yields but are subject to greater price volatility than securities with shorter maturities). The investment manager will also evaluate each security's particular characteristics, such as duration, yield, quality and relative value, and total return opportunities.

      High-Yield Securities

High-yield securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's or BB or below by Fitch Ratings or S&P) or are securities deemed to be below investment grade by the investment manager ("High-Yield Securities"). Although High-Yield Securities have the potential to offer higher yields than Investment Grade Securities with higher ratings and similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than Investment Grade Securities. The Fund may invest in all types of High-Yield Securities including:

      o Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);

      o     Mortgage and other asset-backed securities;

      o Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

      o Convertible securities, preferred stock, structured securities and loan participations;

      o     Municipal securities;

      o     Obligations of foreign governments;

      o Securities that are rated in default by a nationally recognized statistical rating organization;

      o     Repurchase agreements relating to the above instruments;

      o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

      o Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities").

The Fund does not have any portfolio maturation limitation, and may invest its assets in High-Yield Securities of short, medium or long maturities.

In buying and selling High-Yield Securities for the Fund, the investment manager uses a relative value approach which involves (i) a top-down macroeconomic analysis of general economic and market conditions and (ii) bottom-up fundamental research of individual issuers. Applying top-down macroeconomic analysis, the investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the investment manager analyzes and compares expected returns and assumed risks. In addition to this risk/return analysis, the investment manager looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

      o The potential effect of the interest-rate environment on various sectors and industries;

      o     Potential for corporate earnings growth;

      o     The sector or industry contribution to GDP; and

      o     Historical and anticipated default rates.

In selecting individual securities, the investment manager, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The investment manager will emphasize particular securities and types of securities that it believes will provide the potential for favorable performance in light of the risks. In making investment decisions, the investment manager looks at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

      o     Strong operating cash flow and margins;

      o     Favorable or improving credit quality;

      o     Leadership in market share or other competitive advantage;

      o     Superior management; and

      o Attractive valuation relative to: the high-yield market generally, a particular industry, or the issuer's capital structure.

The Fund will generally sell fixed-income securities if the investment manager believes that the issuer displays one or more of the following: a deteriorating financial condition (including results of operations and cash flows), an ineffective management team, an unattractive relative valuation or deteriorating credit quality, or if there is a change in macroeconomic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment). In addition, the Fund may sell a fixed-income security if better opportunities exist in the equity markets.

In addition, the following risk factors are hereby added to the disclosure under "Principal Risks" which begins on page 2 of the Prospectuses:

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

In respect of the fixed-income securities held by the Fund, an economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

The market for High-Yield Securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its High-Yield Securities.

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

During periods of falling interest rates issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Capital appreciation bonds, including "zero-coupon" and "pay-in-kind" securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund's returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Risks of Real Estate Investments and REITs

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its investments in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of its investments and, consequently, its share price. To the extent the Fund's investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs (those REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including the Fund.

Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are at or near historical lows, it is likely that they will rise in the near future.

Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a small company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.